HUNTINGTON STRATEGY SHARES

(the “Trust”)

HUNTINGTON US EQUITY ROTATION STRATEGY ETF

HUNTINGTON ECOLOGICAL STRATEGY ETF

(each a “Fund” and together the “Funds”)

February 10, 2016

The information in this Supplement amends certain information contained in the currently effective Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”) for the Funds, each dated August 28, 2015.

Effective February 12, 2016, the Funds will be renamed as follows:

Name Prior to February 12, 2016	Name Effective February 12, 2016
Huntington US Equity Rotation Strategy ETF	US Equity Rotation Strategy ETF
Huntington EcoLogical Strategy ETF	EcoLogical Strategy ETF

In addition, effective February 22, 2016, the Trust will be renamed the Strategy Shares.

Accordingly, all references to the Funds and the Trust in the Prospectus, Summary Prospectus and SAI are replaced with the new names on the effective dates above.

* * * * *

You should read this Supplement in conjunction with the Prospectus, Summary Prospectus and Statement of Additional Information, each dated August 28, 2015, which provide information that you should know about the Funds before investing. These documents are available upon request and without charge by calling the Funds toll-free at 1-855-477-3837 or by writing to Strategy Shares, 2960 N. Meridian Street, Suite 300, Indianapolis, IN 46208.

Please retain this Supplement for future reference.